EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, the undersigned Officer of PharmaFrontiers Corp. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-QSB for the quarter ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ DAVID B. MCWILLIAMS
-----------------------
David B. McWilliams
President and Chief Executive Officer



Date: November 14, 2005



                                       20